THIRD AMENDMENT TO MASTER
                          CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO MASTER CREDIT AGREEMENT ("Amendment") is entered into as of September 2, 1997 among Matlack DE, Inc., ("the Company"), Matlack, Inc. ("MI"), Safeway Chemical Transportation, Inc. ("SCI"), Brite-Sol Services, Inc. ("BSS"), (the Company, MI, SCI and BSS are referred to individually and collectively as the "Borrower"), Bank of America National Trust and Savings Association, individually and as Collateral Agent, and First Union National Bank (collectively, "the Banks").

     WHEREAS, the Borrower, the Banks, and Collateral Agent have entered into that certain Master Credit Agreement dated as of March 27, 1996, as amended by a First Amendment dated as of August 16, 1996 and a Second Amendment dated as of February 7, 1997 (the
"Agreement"); and

     WHEREAS, the parties desire to further amend the Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto agree as follows:

     1. Definitions. Unless otherwise defined herein, terms used herein have the meaning assigned to such terms in the Agreement.

     2. Amendments. Subject to the terms and conditions of this Amendment, the Agreement is hereby amended as follows:

          (a) The introductory paragraph is amended by (i) adding Matlack Leasing, Inc. ("MLI") and a Borrower; (ii) adding "MLI" after "SCI" in the fourth line; and (iii) inserting the following before "Bank of America Illinois": "Bank of America National Trust and Savings Association, successor by merger to".

          (b) The definition of "Collateral Agent" is amended by deleting "Bank of America Illinois" and substituting "Bank of America National Trust and Savings Association" in place thereof.

          (c) Section 5.01 (i)(i) is amended by deleting "20 days" and substituting "a reasonable period of time" in place therof.

     3. Conditions Precedent. This Amendment shall become effective when all of the following conditions have been met:

          (a) the Borrower, the Banks and Collateral Agent shall each have signed a copy of this Amendment (whether the same or different copies); and

          (b) the Collateral Agent shall have received such other evidence as it may reasonably request to establish the consummation of the transactions contemplated hereby, the taking for all proceedings in connection herewith and compliance with the conditions set forth in this Amendment.

     4.   Miscellaneous.

               (a) Effect. This Amendment is specific in time and in intent and does not constitute, nor should be construed as, an amendment or waiver of any other right, power or privilege under the Agreement or under any agreement, contract, document or instrument mentioned in the Agreement; nor does it preclude other or further exercise hereof or the exercise of any other right, power or privilege, nor shall any amendment or waiver of any right, power, privilege or default hereunder, or under any agreement, contract, document or instrument mentioned in the Agreement, constitute an amendment or waiver of any other default of the same or of any other term or provision. Except as expressly modified hereby, all of the terms and provisions of the Agreement shall continue in full force and effect; and the Borrower hereby confirms each and every one of its respective obligations under the Agreement, as amended by this Amendment. Whenever the term "Agreement" is used in the Agreement and whenever the Agreement is referred to in any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement, as amended by this Amendment.

               (b) Counterparts. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

               (c) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the day and year first above written.

                              Matlack DE, Inc.
                              By:/s/  G. J. Trippitelli

                              Matlack, Inc.
                              By:/s/  G. J. Trippitelli

                              Safeway Chemical Transportation, Inc.
                              By:/s/  G. J. Trippitelli

                              Brite-Sol Services, Inc.
                              By:/s/  G. J. Trippitelli

                              Matlack Leasing, Inc.
                              By:/s/  G. J. Trippitelli

                              Bank of America National Trust and
Savings
                              Association,as Collateral Agent
                              By: /s/  Nelson D. Albrecht

                              Bank of America National Trust and
Savings
                              Association, as Bank
                              By: /s/  Nelson D. Albrecht

                              First Union National Bank, as Bank
                              By: /s/ Timothy J. Barker